Exhibit 99.1

IMPLANT SCIENCES CORPORATION

AUDIT COMMITTEE CHARTER

The Board of Directors of Implant Sciences Corporation (the “Company”) hereby establishes the Audit Committee of the Board of Directors with the following purposes, authority, powers, duties and responsibilities:

1.             Members. The Board of Directors shall appoint an Audit Committee of at least three (3) members, all of whom shall be “independent” directors of the Board, and shall designate one member as chair. “Independent director” means a director who meets the definition of “independence” under the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the American Stock Exchange, as determined by the Board of Directors.

The chair of the Audit Committee must be financially sophisticated and shall have had past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in such person’s financial sophistication, as determined by the Board of Directors in accordance with applicable regulations.  All other members of the Audit Committee must be financially literate and be able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements, as determined by the Board of Directors in accordance with applicable rules and regulations.  At least one member of the Audit Committee shall be an “audit committee financial expert” under applicable SEC rules and regulations, as determined by the Board of Directors.

Members of the Audit Committee may not receive any consulting, advisory or other compensation or fees from the Company except as permitted by rules and regulations of the SEC and the American Stock Exchange and may not be affiliated persons of the Company or any of its subsidiaries.

Each appointed member of the Audit Committee shall be subject to annual reconfirmation by the Board of Directors and may be removed by the Board of Directors at any time.

2.             Purposes, Duties, and Responsibilities. The Audit Committee represents the Board of Directors in discharging its responsibility relating to the accounting, reporting and financial practices of the Company and its subsidiaries.  In such capacity, the Audit Committee has (i)  direct responsibility for the appointment, compensation, retention (and termination) and oversight and evaluation of the work of the independent auditors employed by the Company for the purpose of preparing or issuing audit reports or related work, performing other audit, review or attest services for the Company, (ii) oversight responsibility for internal controls, accounting and audit activities and the Code of Business Conduct and Ethics and Compliance Program of the Company and its subsidiaries, and (iii) prepare the report required by the rules and regulations of the SEC to be in included in the Company’s annual proxy statement.  However, the Audit Committee shall not relieve the Company’s management of its responsibilities for preparing financial statements which accurately and fairly present the Company’s financial results and conditions or the responsibilities of the independent accountants relating to the audit or review of financial statements.  Specifically, the Audit Committee will:

(a)           Have the authority and responsibility with respect to the appointment, compensation, retention (and termination) and oversight and evaluation of the work of the independent public accountants employed as auditors of the Company for the purpose of preparing or issuing audit reports or related work, or performing other audit, review or attest service with respect to the annual audit in accordance with the Sarbanes-Oxley Act.

(b)           Have the authority and responsibility of overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

(c)           Have the authority to approve in advance all audit services to be provided by the independent accountants and the fees therefor.

(d)           Have the authority to approve in advance any non-audit services to be provided by the independent accountants and the fees therefor.

(e)           Review the services to be provided by the independent auditors to assure that the independent auditors do not undertake any engagement for services for the Company that would constitute prohibited services or could be viewed as compromising the auditors’ independence.

(f)            Be the body to which the independent auditors of the Company shall report directly.

(g)           Ensure the receipt from the independent auditors of the Company a formal written statement delineating all relationships between such auditors and the Company (consistent with Independence Standards Board Standard 1).

(h)           Ensure the rotation of lead, concurring and audit partners and observance of the applicable rules and regulations required by Section 203 of the Sarbanes-Oxley Act and SEC Release No. 33-8183.

(i)            Receive and review reports from the independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative accounting treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and the management of the Company.

(j)            Review and discuss with management and the independent auditors the scope of the audit and the results of the annual audit examination by the independent auditors, including reviewing the specific disclosures made in the Management’s Discussion and Analysis of Financial Condition and Results of Operations and any reports of the independent auditors, and recommend to the Board of Directors whether the audited financial statements should be included in the Company’s Form 10-K.

(k)           Review and discuss with management and the independent auditors the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including reviewing the results of the independent auditor’s review of the quarterly financial statements and the specific disclosures made in Management’s Discussion and Analysis of Financial Condition and Results of Operations.

(l)            Review information, including written statements from the independent auditors, concerning any relationships between the independent auditors and the Company or any other relationships that may adversely affect the independence of the auditors and assess the independence of the auditors and make recommendations to the Board as to appropriate action to be taken to oversee the independence of the auditors.

(m)          Review and discuss with management and the independent auditors any significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles.

(n)           Review and discuss reports from the independent auditors required by applicable rules and regulations of the SEC and professional standards.

(o)           Review the annual program for the Company’s internal audits, if any, and review audit reports submitted by the internal auditing staff, if any.

(p)           Periodically discuss with the independent auditors the Company’s internal controls, including their recommendations, if any, for improvement in the Company’s internal controls and the implementation of such recommendations, the accuracy of the Company’s financial statements and other matters required to be discussed by Statement on Auditing Standards No. 61.

(q)           Periodically discuss with and receive reports from management with respect to the Company’s internal controls and review and access the adequacy of the Company’s internal controls, including any disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Company’s Form 10-K and Form 10-Q.

(r)            Review changes in the accounting policies of the Company and accounting and financial reporting proposals that are provided by the independent accountants that may have a significant impact on the Company’s financial reports, and make comments on the foregoing to the Board of Directors.

(s)           Oversee, review and access the adequacy of the Company’s Code of Business Conduct and Ethics and Compliance Program as well as the Company’s policies and procedures related thereto, on an annual basis.

(t)            Review and assess the adequacy of the Audit Committee Charter on an annual basis.

(u)           Make reports and recommendations to the Board of Directors within the scope of its functions.

(v)           Approve material contracts where the Board of Directors determines that it has a conflict.

(w)          Establish and oversee procedures for receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

(x)            Have authority to engage independent legal counsel and other advisors which the Audit Committee deems necessary or appropriate to carryout its duties; prepare a budget for the operations of the Audit Committee; and maintain a separate bank account for this purpose.

(y)           Have the right to receive adequate funding from the Company for the payment of compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, for the payment of compensation to legal counsel and other advisors employed by the Audit Committee, and for general administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

(z)            Maintain records of meetings and other documents.

(aa)         Review and monitor all related party transactions which may be entered into by the Company as required by rules of the American Stock Exchange.

(bb)         Establish policies for the hiring of employees and former employees of the independent auditors.

3.             Meetings. The Audit Committee will meet on a regular basis at least once every quarter, and will hold special meetings as it deems necessary or appropriate in its judgment.  However, the Audit Committee will meet at any time that the independent accountants believe that communication to the Committee is required.  Meetings may be held in person or telephonically, and shall be at such times and places as the Audit Committee determines.  As it deems appropriate, but not less than once each year, the Audit Committee will meet in private session with the independent accountants and with the Internal Audit Manager. The majority of the members of the Audit Committee constitute a quorum and shall be empowered to act on behalf of the Audit Committee.  The Audit Committee may, from time to time, delegate authority to subcommittees consisting of one or more members as it shall deem appropriate, subject to such reporting to or ratification by the Audit Committee as the Audit Committee shall direct. Minutes shall be kept of each meeting of the Audit Committee and any subcommittees thereof.